Exhibit 10.11

November 13, 2017

Calumet Specialty Products Partners, L.P.
2780 Waterfront Parkway East Drive, Suite 200
Indianapolis, Indiana 46214
Attention: D. West Griffin,     Executive Vice President and Chief Financial Officer

Re:
Second Amended and Restated Credit Agreement dated as of July 14, 2014 (as the same may be amended or otherwise modified, the “Credit Agreement”), among Calumet Specialty Products Partners, L.P. (“MLP Parent”), certain Subsidiaries of MLP Parent party thereto, the Lenders party thereto, and Bank of America, N.A., as agent for the Lender (“Agent”); all capitalized terms used herein, unless otherwise defined herein, shall have the same meaning as in the Credit Agreement

Ladies and Gentlemen:

Borrower Agent has advised Agent and Lenders that Obligors will not be able to deliver the financial statements for the Fiscal Quarter ended September 30, 2017 (the “9/30/17 Financial Statements”) within the number of days after such Fiscal Quarter end required by Section 9.1.1(b) of the Credit Agreement. In accordance with Section 13.1.1 of the Credit Agreement, Borrower Agent has requested that Required Lenders consent to Obligors’ departure from the requirements of Section 9.1.1(b) of the Credit Agreement with respect to the delivery of the 9/30/17 Financial Statements.
Each of the undersigned Lenders consents to Obligors’ departure from Section 9.1.1(b) of the Credit Agreement with respect to the timely delivery of the 9/30/17 Financial Statements, which consent is subject to Obligors’ compliance with the agreements set forth in this letter (this “Consent Letter”) below.
To induce Agent and Required Lenders to agree to the terms of this Consent Letter, Borrowers (by their execution below) hereby agree as follows:
1.Obligors will deliver to Agent the 9/30/17 Financial Statements meeting the requirements of Section 9.1.1(b) of the Credit Agreement on or before December 5, 2017. The failure to deliver such financial statements by such date shall constitute an Event of Default.

2.The agreements of Lenders set forth herein shall not be deemed a consent to the departure from or a waiver of: (a) Section 9.1.1(b) of the Credit Agreement for any purpose other than as specifically set forth herein with respect to the 9/30/17 Financial Statements, (b) any other covenant or condition in any Credit Document, or (c) any Default that may otherwise arise or that may be reflected in the financial statements delivered pursuant to paragraph 1 above. The failure to comply fully with Section 9.1.1(b) of the Credit Agreement with respect to any other date, year, time or other matter shall constitute an Event of Default.

3.Except as specifically set forth herein, all terms and provisions of the Credit Documents, all rights of Agent and Lenders thereunder and all obligations of Obligors thereunder shall remain in full force and effect and are ratified and confirmed in all respects.

4.The Credit Agreement and the other Credit Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Each Borrower also represents and warrants to Agent and each Lender that the following statements are true, correct and complete: (a) no Default has occurred and is continuing and (b) the representations and warranties set

CONSENT LETTER, Page 1

forth in the Credit Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date (except for representations and warranties that expressly relate only to an earlier date, which shall be true and correct on such date).
This Consent Letter embodies the final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. This Consent Letter is to be governed by and construed in accordance with the applicable law pertaining in the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligations Law of the State of New York, as amended (as and to the extent applicable), and other applicable law. This Consent Letter may be executed in one or more counterparts and on telecopied or other electronically reproduced counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.
The consent contemplated by this Consent Letter may be granted with the agreement of Required Lenders, which term is defined in the Credit Agreement to mean Lenders having more than fifty percent (50%) of the Revolving Commitments (such percentage applicable to a Lender, herein such Lender’s “Required Lender Percentage”). For purposes of determining the effectiveness of this Consent Letter, each Lender’s Required Lender Percentage is set forth on Schedule 1 attached hereto.

CONSENT LETTER, Page 2

Very truly yours,

BANK OF AMERICA, N.A.,
as Agent, a Lender and an Issuing Bank
By: /s/ Hance VanBeber
Name:    Hance VanBeber
Title:     Senior Vice President

Accepted and agreed to
as of November 13, 2017:

BORROWERS:
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By:    Calumet GP, LLC, its general partner

By:     /s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and Chief Financial Officer

CALUMET OPERATING, LLC

By: /s/ John R. Krutz
Name: John R. Krutz
Title: Vice President - Finance

CALUMET REFINING, LLC

By: /s/ John R. Krutz
Name: John R. Krutz
Title: Vice President - Finance

CALUMET SHREVEPORT REFINING, LLC

By:    Calumet Refining, LLC, its sole member

By:     /s/ John R. Krutz
Name: John R. Krutz
Title: Vice President - Finance

CONSENT LETTER, Signature Page

CALUMET SAN ANTONIO REFINING, LLC

By:    Calumet Refining, LLC, its sole member

By:     /s/ John R. Krutz
Name: John R. Krutz
Title: Vice President - Finance

CALUMET MONTANA REFINING, LLC

By:    Calumet Refining, LLC, its sole member

By: /s/ John R. Krutz
Name: John R. Krutz
Title: Vice President - Finance

CALUMET MISSOURI, LLC

By:    Calumet Refining, LLC, its sole member

By:     /s/ John R. Krutz
Name: John R. Krutz
Title: Vice President - Finance

CALUMET KARNS CITY REFINING, LLC

By:     Calumet Refining, LLC, its sole member

By: /s/ John R. Krutz
Name: John R. Krutz
Title: Vice President - Finance

CALUMET FINANCE CORP.

By: /s/ John R. Krutz
Name: John R. Krutz
Title: Vice President-Finance and Treasurer

CALUMET BRANDED PRODUCTS, LLC

By: /s/ John R. Krutz
Name: John R. Krutz
Title: Vice President - Finance

CONSENT LETTER, Signature Page

BEL-RAY COMPANY, LLC

By:    Calumet Branded Products, LLC, its sole member

By: /s/ John R. Krutz
Name: John R. Krutz
Title: Vice President - Finance

CALUMET INTERNATIONAL, INC.

By: /s/ John R. Krutz
Name: John R. Krutz
Title: Vice President-Finance and Treasurer

KURLIN COMPANY, LLC

By:    Calumet International, Inc., its sole member

By: /s/ John R. Krutz
Name: John R. Krutz
Title: Vice President - Finance

OTHER LENDERS:

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Co-Syndication agent and a Lender

By: /s/ Mark Bradford
Name:    Mark Bradford
Title:    Duly Authorized Signatory

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and a Lender
By: /s/ Christy L. West
Name:    Christy L. West
Title:Authorized Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By: /s/ Shai Bandner
Name:    Shai Bandner
Title: Director

CONSENT LETTER, Signature Page

By: /s/ Chris Chapman
Name:    Chris Chapman
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Co-Documentation Agent and a Lender
By: /s/ Scott Goldstein
Name: Scott Goldstein
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/     Rod Swenson
Name:    Rod Swenson
Title: Vice President

REGIONS BANK, as a Lender
By: /s/ Davis Sutrinaitis
Name:Davis Sutrinaitis
Title:     Vice President

BARCLAYS BANK PLC, as a Lender
By: /s/ May Huang
Name:    May Huang
Title: Assistant Vice President

NATIXIS, as a Lender
By: /s/ Brice Le Foyer
Name:    Brice Le Foyer
Title: Director

By: /s/ Jarrett C. Price
Name:    Jarrett C. Price
Title: Director

CONSENT LETTER, Signature Page

COMPASS BANK, as a Lender
By: /s/ April Chan
Name:    April Chan
Title:     Executive Director
GOLDMAN SACHS BANK USA, as a Lender
By: /s/ Chris Lam
Name:    Chris Lam
Title:     Authorized Signatory

ROYAL BANK OF CANADA, as a Lender
By: /s/ Farhan Lodhi
Name:    Farhan Lodhi
Title: Attorney In Fact
By: /s/ Andrew Chaykoski
Name:    Andrew Chaykoski
Title: Attorney In Fact

SIEMENS FINANCIAL SERVICES, as a Lender
By:
Name:
Title:

By:
Name:
Title:

BMO HARRIS BANK, N.A., as a Lender
By: /s/ Quinn Heiden
Name:    Quinn Heiden
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, as a Lender
By:
Name:
Title:

CONSENT LETTER, Signature Page

Schedule 1
to
Consent Letter

REQUIRED LENDER PERCENTAGE

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$141,750,000.00	15.75%
Wells Fargo Bank, National Association	$123,750,000.00	13.75%
JPMorgan Chase Bank, N.A.	$103,500,000.00	11.50%
U.S. Bank National Association	$ 72,000,000.00	8.00%
Deutsche Bank Trust Company Americas	$ 63,000,000.00	7.00%
Natixis	$ 54,000,000.00	6.00%
PNC Bank, National Association	$ 54,000,000.00	6.00%
Regions Bank	$ 54,000,000.00	6.00%
Royal Bank of Canada	$ 45,000,000.00	5.00%
Barclays Bank PLC	$ 45,000,000.00	5.00%
The Bank of Tokyo-Mitsubishi UFJ	$ 40,500,000.00
Compass Bank	$ 29,250,000.00	3.25%
BMO Harris Bank, N.A.	$ 24,750,000.00	2.75%
Goldman Sachs Bank USA	$ 24,750,000.00	2.75%
Siemens Financial Services	$ 24,750,000.00
Total	$900,000,000.00	92.75%

CONSENT LETTER, Signature Page